EXECUSTAY CORPORATION AND SUBSIDIARIES                             Exhibit 99.2
PRO FORMA CONSOLIDATED BALANCE SHEET
As of May 29, 1998

                                                          Historical                                    Pro Forma
                                           ------------------------------------------    -----------------------------------------
                                                                    Accommodations       Accommodations
                                               Execustay                America              America               Combined
                                                 as of                  as of              Acquisition               as of
                                              May 29, 1998           May 29, 1998          Adjustments           May 29, 1998
                                           -------------------    -------------------    ----------------     --------------------
ASSETS

CASH AND CASH EQUIVALENTS                      $ 4,173,279             $   831,115       $(1,250,000)(a)           $ 3,754,394
ACCOUNTS RECEIVABLE, net                         8,481,718               1,895,650                                  10,377,368
PREPAID RENT AND OTHER                             903,130               1,737,056                                   2,640,186
PROPERTY ON OR HELD FOR LEASE, net               5,946,992                 400,254                                   6,347,246
PROPERTY AND EQUIPMENT, net                      2,977,096                 409,865                                   3,386,961
DEFERRED TAX-ASSET                                 151,000                 446,000                                     597,000
INTANGIBLE AND OTHER ASSETS                     21,021,208                 179,721        22,093,573 (a)            43,294,502
                                               -----------             -----------                                 -----------

                                               $43,654,423             $ 5,899,661                                 $70,397,657
                                               ===========             ===========                                 ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

BANK LINE OF CREDIT                            $ 1,840,135             $         -                                 $ 1,840,135
NOTE PAYABLE TO BANK                                     -                       -        11,500,000 (a)            11,500,000
CAPITAL LEASE OBLIGATION                         1,503,768                       -                                   1,503,768
ACCOUNTS PAYABLE                                 3,091,355               1,023,426                                   4,114,781
ACCRUED AND OTHER LIABILITIES                    3,101,152               1,469,808                                   4,570,960
SHAREHOLDERS' LOANS                                      -               6,102,195        (6,102,195)(a)                     -
                                               -----------             -----------                                 -----------

TOTAL LIABILITIES                                9,536,410               8,595,429                                  23,529,644

STOCKHOLDERS' EQUITY

COMMON STOCK                                        71,236                       -            11,045 (a)                82,281
ADDITIONAL PAID IN CAPITAL                      31,274,586                       -        12,738,955 (a)            44,013,541
RETAINED EARNINGS (DEFICIT)                      2,772,191              (2,695,768)        2,695,768 (a)             2,772,191
                                               -----------             -----------                                 -----------

TOTAL STOCKHOLDERS' EQUITY                      34,118,013              (2,695,768)                                 46,868,013
                                               -----------             -----------                                 -----------

                                               $43,654,423             $ 5,899,661                                 $70,397,657
                                               ===========             ===========                                 ===========


The accompanying notes are an integral part of these statements.

EXECUSTAY CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the PERIOD January 1, 1998 through May 29,
1998

                                                     Historical                                      Pro Forma
                                      -------------------------------------------   ----------------------------------------
                                                            Accommodations              Accommodations
                                          Execustay             America                    America           Combined
                                            as of               as of                    Acquisition           as of
                                         May 29, 1998        May 29, 1998                Adjustments       May 29, 1998
                                      -------------------------------------------    ---------------- ----------------------
REVENUE                                 $34,906,817            $18,067,412                                 $52,974,229

OPERATING COSTS AND EXPENSES
  Cost of revenue                        24,810,476             14,338,047                                  39,148,523
  Personnel and payroll costs             5,060,847              1,956,176                                   7,017,023
  Occupancy costs and nonrental
     depreciation and amortization        1,156,472                843,564                263,019 (b)        2,263,055
  Other operating costs                   1,398,631              1,415,649                                   2,814,280
                                        -----------            -----------                                 -----------

TOTAL COSTS AND EXPENSES                 32,426,426             18,553,436                                  51,242,881
                                        -----------            -----------                                 -----------

EARNINGS FROM OPERATIONS                  2,480,391               (486,024)                                  1,731,348

INTEREST EXPENSE (INCOME)                   (81,588)                94,406                                     (12,818)
                                        -----------            -----------                                 -----------

EARNINGS BEFORE INCOME TAXES              2,561,979               (580,430)                                  1,718,530

INCOME TAX EXPENSE (BENEFIT)              1,025,000               (446,000)               108,000 (c)          687,000
                                        -----------            -----------                                 -----------

NET INCOME                              $ 1,536,979            $  (134,430)                                $ 1,031,530
                                        ===========            ===========                                 ===========


INCOME PER SHARE - BASIC                $      0.22                                                        $      0.13
                                        -----------                                                        -----------
                 - DILUTED              $      0.22                                                        $      0.13
                                        -----------                                                        -----------

WEIGHTED AVERAGE COMMON
     SHARES OUTSTANDING - BASIC           7,066,451                                                          8,170,945
                                        -----------                                                        -----------

                        - DILUTED         7,093,200                                                          8,197,694
                                        -----------                                                        -----------


The accompanying notes are an integral part of these statements.

EXECUSTAY CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 1997

                                                           Historical                                   Pro Forma
                                           -------------------------------------------   ----------------------------------------
                                                                      Accommodations       Accommodations
                                                Execustay                America              America             Combined
                                                  as of                  as of              Acquisition            as of
                                            December 31, 1997      December 31, 1997        Adjustments      December 31, 1997
                                           -------------------  ----------------------   ----------------   ---------------------
REVENUE                                        $51,758,101            $37,181,106                              $88,939,207

OPERATING COSTS AND EXPENSES
  Cost of revenue                               35,306,569             29,789,748                               65,096,317
  Personnel and payroll costs                    8,245,994              4,574,520                               12,820,514
  Occupancy costs and nonrental
     depreciation and amortization               1,599,675              1,268,081          631,245 (b)           3,499,001
  Other operating costs                          2,208,602              2,947,225                                5,155,827
                                               -----------            -----------                              -----------

TOTAL COSTS AND EXPENSES                        47,360,840             38,579,574                               86,571,659
                                               -----------            -----------                              -----------

EARNINGS FROM OPERATIONS                         4,397,261             (1,398,468)                               2,367,548

INTEREST EXPENSE                                   156,095                340,951                                  497,046
                                               -----------            -----------                              -----------

EARNINGS BEFORE INCOME TAXES                     4,241,166             (1,739,419)                               1,870,502

INCOME TAX EXPENSE                                 284,573                      -                                  284,573
                                               -----------            -----------                              -----------

NET INCOME                                     $ 3,956,593            $(1,739,419)                             $ 1,585,929

PRO FORMA DATA

HISTORICAL EARNING BEFORE INCOME TAXES         $ 4,241,166            $(1,739,419)                             $ 1,870,502
PROVISION FOR INCOME TAXES                       1,696,000                      -         (963,000)(c)             733,000
                                               -----------            -----------                              -----------



PRO FORMA NET INCOME                           $ 2,545,166            $(1,739,419)                             $ 1,137,502
                                               ===========            ===========                              ===========

PRO FORMA INCOME PER SHARE - BASIC             $      0.51                                                     $      0.19
                                               -----------                                                     -----------

                           - DILUTED           $      0.51                                                     $      0.19
                                               -----------                                                     -----------

WEIGHTED AVERAGE COMMON
     SHARES OUTSTANDING - BASIC                  4,986,081                                                       6,090,575
                                               -----------                                                     -----------

                        - DILUTED                4,988,006                                                       6,092,500
                                               -----------                                                     -----------


The accompanying notes are an integral part of these statements.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(a) Execustay Corporation's purchase price of Accommodations America
1998, Inc. ("Accommodations") as presented in the proforma balance sheet is $25,500,000. In accordance with the closing documents, the purchase price consists of $12,750,000 cash and the issuance of 1,104,494 of Execustay $.01 par value common stock. Intangible assets including goodwill and non-compete agreements will be amortized over periods of 35 years and 5 years, respectively. Total intangibles arriving out of the transaction amounted to approximately $22.1 million. A portion of the cash proceeds was used to repay the shareholder loans at May 29, 1998.

(b) To record amortization of goodwill and non-compete agreements.

(c) Execustay's marginal tax rate is 40%.





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